Comerica Bank

Barclays
Global Financial Services Conference

September 13, 2021

Curt Farmer
Chairman, President & CEO

Jim Herzog
Chief Financial Officer

Peter Sefzik
Executive Director, Commercial Bank

Safe Harbor Statement

Comerica Bank

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards and the critical nature of Comerica's accounting policies; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Brief Overview

We will raise your expectations of what a bank can be

Facts
- 170+ year history
- 16th largest U.S. bank[1,2]
- ~7,530 employees

Commercial Bank
- >90% of total loans are commercial
- Highest concentration of C&I loans[1,3]

Retail Bank
- ~35% of total deposits
- 431 banking centers & ~585 ATMs

Wealth Management
- $211B assets under administration
- >25,500 personal & institutional clients

Throughout the U.S.
- 13 of 15 largest metropolitan areas[4]
- 7 of 10 fastest growing metropolitan areas[4,5]



MI
25%
CA
35%
Loans[6]
$49.8B
TX
20%
Other Markets[7]
20%



MI
35%
CA
27%
Deposits[6]
$75.5B
TX
15%
Other Markets[7]
23%

6/30/21 • [1]Source: S&P Global Market Intelligence • [2]Commercial Banks • [3]Among the top 25 U.S. financial holding companies; as a % of assets • [4]U.S. Census Bureau; by population 2019. Includes all locations with employees & offices • [5]2019 vs 2018 by number of people • [6]2Q21 Average • [7]Other Markets & Finance/Other; includes items not directly associated with the geographic markets or the three major business segments

Key Strengths

Poised to support growth

Relationship Focused
- Expertise in specialty businesses
- Long-tenured, experienced team

Diversified
- Footprint includes faster growth markets
- Balanced exposure to a wide variety of industries

Revenue Opportunities
- High-caliber, robust Cash Management suite, including Card programs
- Collaboration between 3 revenue divisions

Credit Discipline
- Consistent, conservative underwriting standards
- Superior credit performance through last recession

Expense Control
- Continuous improvement culture
- Invest for the future
- Leveraging technology to drive productivity & growth

Uniquely Positioned
- Nimble asset size
- Weighted to commercial banking
- Strong deposit base

6/30/21

Diversified Geographic Footprint

Supporting customers with local presence

Offices Across U.S.

Primary Markets · Other Markets · Office Locations



- Serve businesses where they are located throughout US:
  - National Dealer Services: 8 offices
  - Technology & Life Sciences: 11 offices
  - Wealth Management: 36 offices
- Also, offices in Monterey, Mexico & Ontario, Canada

Texas

- #2 largest state GDP
- Dallas-Fort Worth, Houston, Austin, San Antonio
- 123 Banking Centers

California

- #1 largest state GDP
- L.A., San Diego, San Jose, San Francisco
- 95 Banking Centers

Michigan

- #14 largest state GDP
- Detroit, Ann Arbor, Grand Rapids, Lansing
- 188 Banking Centers

Expanded Southeast Presence

- Strong population growth & manufacturing base
- Established 3 commercial offices in Raleigh, Winston-Salem & Charlotte
- Serving customers in FL, GA, NC, TN, SC & VA
- Led by 36-year banking veteran & NC native
- Already have significant presence with >$5B in loan commitments

6/30/21

3Q21 Loan Update

Continuation of 2Q21 trends

Loan Trends

($ in billions, Average)



52.0
51.4
50.6
49.8
48.3
3Q20
4Q20
1Q21
2Q21
3Q21 thru 8/31

- QTD average loans stable, ex-PPP[1]
  - General Middle Market up for 5th consecutive month
  - ESD consistent quarterly growth since 4Q20
- As of 8/31/21, commitments up ~$280MM to $48B[2]
  - 47% utilization, stable
  - Growth in Dealer & General Middle Market
- Pipeline remains very strong[2]
- 3Q21 outlook ex. PPP[3]: stable at QTD level

Changes 2Q21 vs. 3Q21 thru 8/31

($ in millions; Average; businesses, ex. PPP)



Middle Market General 329
Environmental Services 228
Equity Fund Services 157
Entertainment 118
Mortgage Banker (117)
All Other (242)
National Dealer (442)
PPP (1,570)

3Q21 metrics through 8/31/21 are preliminary & subject to change. PPP – Paycheck Protection Program • [1]Comparisons of 3Q21 through 8/31/21 vs 2Q21 • [2]Relative to 6/30/21 • [3]Outlook as of 9/10/21

Paycheck Protection Program (PPP)

Comerica Bank

Supporting our customers

PPP Loans
($ in millions)


3,782
3,713
3,576
3,459
1,889
2,820
1,407
3Q20
4Q20
1Q21
2Q21
3Q21 thru 8/31
2Q21
8/31/21
Average Balances
Period-end

PPP Loans Since Inception[1]

- $4.9B funded / >20,000 applications processed
- $3.4B repaid, mostly forgiven
- ~2% loan yield, excluding accelerated fees

PPP Loan Outlook[2]

- Expect bulk to be repaid by YE21
- 3Q21: PPP income low $30MM range

PPP Income
($ in millions)


14.4
14.4
21.9
21.9
26.9
5.9
21.0
30.6
11.9
18.7
31.6
14.6
17.0
2Q20
3Q20
4Q20
1Q21
2Q21
Other Income
Accelerated Fee Income

3Q21 metrics through 8/31/21 are preliminary & subject to change • [1]Program to Date through 8/31 • [2]Outlook as of 9/10/21

3Q21 Deposit Update

Comerica Bank

Another record level

Deposit Trends
($ in billions, Average)


68.8
70.2
71.4
75.5
78.3
3Q20
4Q20
1Q21
2Q21
3Q21 thru 8/31

- QTD average deposits reflect[1]
  + $1.1B noninterest-bearing deposits
  + $1.6B interest-bearing deposits
- QTD interest-bearing deposit costs[2] remain at record low 6 bps
- 3Q21 outlook[3]: remain strong

Lowest Total Deposit Costs[4]
(percentages)


0.03 CMA
0.04 CFR
0.04 FITB
0.04 ZION
0.04 MTB
0.04 HBAN
0.04 KEY
0.05 RF
0.09 BOKF
0.11 CFG
0.13 FHN
0.16 SNV

Highest Component of Noninterest-bearing Deposits / Total Deposits[4]
(percentages; Average)


53 CMA
49 ZION
43 RF
43 CFR
42 MTB
38 FITB
35 BOKF
35 FHN
34 KEY
32 SNV
31 CFG
31 HBAN

3Q21 metrics through 8/31/21 are preliminary & subject to change • [1]Comparisons of 3Q21 through 8/31/21 vs 2Q21. Does not foot to chart above due to rounding • [2]Interest cost on interest-bearing deposits • [3]Outlook as of 9/10/21 • [4]Source for peer data: S&P Global Market Intelligence

Net Interest Income

Rate pressure mostly absorbed; Significant upside as rates rise

Interest Rate Sensitivity

Standard model in rising rate environment

- Estimated $173MM, or 10%, increase in annual net interest income from base case[1]
- 100 bps linear, non-parallel shift in rates (50 bps average) over 1 year
- Dynamic balance sheet movement, generally in line with historical trends

Goal: mute asset sensitivity to provide consistent, sustainable growth over time[2]

- Maintain a larger securities portfolio
- Gradually add interest rate swaps
- Increase appetite for fixed rate lending
- Preserve rate floors on floating rate commercial loans to extent market allows

Loan Portfolio

(2Q21 Period-end)



Fixed Rate[3] 26%
Prime-based 12%
$50.2B
30-Day LIBOR 57%
60-Day+ LIBOR 5%

LIBOR loans include $14.5B with floors

Bonds & swaps: pressuring yields

$5.25B in Swaps[4]

(by maturity, $ in millions)



200
1,800
1,750
2.2%
2.1%
1.9%
2H21
2022
2023

Treasury maturities[4]

(by maturity, $ in millions)



800
170
1,100
2.9%
2.5%
2.0%
2H21
2022
2023

6/30/21 • [1]For methodology see Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis • [2]Outlook as of 9/10/21 • [3]Fixed rate loans include $5.25B receive fixed/pay floating (30-day) LIBOR interest rate swaps • [4]Only shows instruments maturing near-term

Card Fees

Up 22% 1H21/1H20 mainly due to higher government card transactions

Card Products

Prepaid Card (government benefits programs)

- #3 prepaid card issuer in US[1]
- 57 distinct state & local government benefit programs
- Exclusive provider of prepaid debit cards for U.S. Treasury DirectExpress Program

Commercial Card & Merchant Services

- Growing utilization with shift to electronic payments
- Key component of integrated treasury management solutions
- Increases customer efficiency
- Commercial Card: >250K card holders
- Merchant Services: 6% customer growth since 6/20

Consumer Card

- 460K debit/ATM cards in circulation
- 26% increase in debit / ATM volume 2Q21/2Q20

Card Fees

($ in millions)



244
125
119
2018
257
129
128
2019
270
143
127
2020
155
155
1H21
First Half
Second Half



Consumer 10%
Commercial 9%
Merchant 18%
2Q21 $84MM
Prepaid 63%

6/30/21 • [1]Source: Nilson Report May 2021

Fiduciary Income

Strong collaboration with Wealth products offered to Commercial customers

Wealth Management

- $211B in total assets under administration
- Serving business owners, corporate executives, first generation wealth, foundations & institutions
- Comerica Securities retail brokerage
- Personal Trust Services & Asset Management
- Institutional Trust Services

Comerica Advisor Solutions

- Providing trust services to clients of broker/dealers & RIAs since 1994
- Dedicated team serving clients all over the U.S.
- 2/20/21 acquired small trust alliance unit
- >13,000 advisor related accounts
- >$20B personal assets under administration

Fiduciary Income
($ in millions)



206
102
104
2018
206
105
101
2019
209
103
106
2020
113
113
1H21
First Half
Second Half



Personal Trust 28%
Institutional Trust 21%
2Q21 $60MM
Securities 9%
Advisor Solutions 42%

6/30/21

Expense Management

Optimizing resources to drive productivity & growth

Investing in the Future

- Investing in product development
- Reallocating resources, as needed
- Leveraging technology to drive productivity & growth
- Attracting key talent

While Still Controlling Expenses

- Continuous improvement culture
- Carefully managing workforce
- Continue to consolidate real estate over time

Average Loans + Deposits / Employee[1]
(2Q21; $ in millions)



17.2 16.6 16.0 15.7 14.3 14.0 13.3 13.1 12.4 12.3 11.8 11.5
SNV CMA FHN CFG KEY FITB MTB ZION BOKF CFR HBAN RF

Employees
(FTE)



9,035
17%
7,532
2012
2Q21

Real Estate
(Sq. ft in millions)



5.55
23%
4.26
2012
2Q21

NIX / Loans + Deposits[1]
(Average LTM; percentages)



2.4
1.9
1.6
1.4
2012
2Q21

Deposits / Branch[1,2]
(Period-End; $ in millions)



107
86
176
158
2012
2Q21

CMA ◆ Peer Avg.

6/30/21 • [1]Source for peer data: S&P Global Market Intelligence • [2]2Q21 BOKF not available as of 9/10/21; 2Q21 CFR, CFG, & MTB Banking Centers are approximate as of 12/31/20

Technology Enhancements

Investing to support customers & colleagues in a digital world

Comerica Bank

Enabling Business

Real Time Payments: among earliest adopters in U.S.

DASH Digital Teller Platform

AI/ML: piloting in credit analysis process

Converge: provide greater customer & referral insights to relationship managers via mobile device

Modernizing Platforms

Data Center Optimization: consolidating hubs

Cloud migration: >50% of apps migrated

DigiFi: general ledger conversion

Platinum: Trust platform enhancements

Commercial Loan Servicing: modernization

Building a Digital Future

Future Ready Talent: Digital Skill Bootcamps for training & reskilling

New Digital CIO: Refining Digital Technology team

Enterprise digital strategic review: aspirations, opportunities & priorities to define digital journey

Real Time Payments
(Avg. Monthly Volume)



3,723
13,098
2019
2020

Mobile Banking Users
(thousands)



141
161
2019
2020

Mobile Deposits
(thousands)



685
953
2019
2020

Zelle Transactions
(thousands)



445
873
2019
2020

Capital Management

Comerica Bank

Expect to repurchase[1] ~$200MM in common shares in 3Q21[4]



CET1²
7.0%
11.02%
10.35%
1Q21
2Q21
Tier 1²
8.5%
11.62%
10.93%
1Q21
2Q21
Regulatory Minimum + Capital Conservation Buffer (CCB)

Book Value per Share[3]
(Period End)



$53.28
$53.78
$55.01
$55.58
$56.28
2Q20
3Q20
4Q20
1Q21
2Q21

Capital management priorities

- Support customers; drive growth
- Provide attractive dividend yield
- $0.68/share or $92MM in 2Q21
- Return excess capital to shareholders
  - CET1 Target ~10%[4]
  - $450MM or 5.9MM shares repurchased in 2Q21[1]
  - ~$200MM or ~2.8MM shares expected to be repurchased in 3Q21[1,4]
- Maintain strong debt ratings[5]

Attractive Dividend Yield[6]
(percentages; 9/7/21)



3.92
3.81
3.73
3.69
3.64
3.46
3.18
3.16
2.80
2.65
2.64
2.44
HBAN
FHN
CMA
KEY
CFG
RF
MTB
SNV
FITB
CFR
ZION
BOKF

6/30/21 • [1]Shares repurchased under share repurchase program • [2]Reflects deferral of CECL standard impact as calculated per regulatory guidance • [3]Common shareholders' equity per share of common stock • [4]Outlook as of 9/10/21 • [5]Debt Ratings are not a recommendation to buy, sell, or hold securities • [6]Source for peer data: S&P Global Market Intelligence

ESG Platform

Most impactful areas for our customers, colleagues & community

Capital	Workforce	Education	Climate	Products
Provide access to capital focused on underserved communities, women, minorities & small business	Promote a diverse, equitable & inclusive workforce	Invest in financial education for underserved communities	Address climate change	Enhance ESG-related product & service solutions

2021 Initiatives

Capital	Workforce	Education	Climate	Products
• Partnering with Minority Depository Institutions • Supporting Community Development Financial Institutions • $5B commitment to small business (2021 – 2023)	• Working to increase representation for women & minorities in senior positions • Diversity dialogue series & allyship sessions • Executive diversity scorecard tied to compensation	• Small Business Bootcamps • Supporting community partnerships • Comerica $ense; financial education program	• Focus on greenhouse gas (GHG) reductions • Fostering an integrated approach to climate risks & opportunities • Partnership for Carbon Accounting Financials (PCAF) member	• Financing Green Loans • Pursuing diverse businesses • Targeting community & economic development lending

Well-positioned to support customers

- Relationship Focused
- Diversified
- Revenue Opportunities
- Credit Discipline
- Expense Control
- Uniquely positioned


ROA[1]
(percentages)
1.50
1.45
CMA
Peer Avg.
ROE[2]
(percentages)
17.10
14.54
CMA
Peer Avg.


Revenue Performance
(2Q21 vs 1Q21; percentages)
6.4
5.0
4.3
3.1
1.4
1.2
0.9
(1.6)
(2.1)
(3.0)
(3.0)
ZION
CMA
CFR
BOKF
KEY
FITB
SNV
RF
MTB
FHN
CFG

2Q21 • Source for peer data: S&P Global Market Intelligence; HBAN excluded due to acquisition of TCF • [1]Return on average assets • [2]Return on common shareholders' equity

Comerica Bank

Appendix


Comerica

Corporate Responsibility

2020 Results

Comerica Bank

$1.2 BILLION in green loans and commitments

53% GHG reduction; goal achieved early[1]

Ranked among *Newsweek's* listing of America's Most Responsible Companies for second consecutive year

A- Achieved score on the CDP 2020 Climate Change Questionnaire

5 YEARS Named Civic 50 Most Community Minded Companies for fifth consecutive year

OVER 30,000 HOURS of volunteer time equating to **$773,112** donated to nonprofits by Comerica colleagues

503 hosted financial education events impacting **35,765** individuals

$1 MILLION committed over four years to National Business League to launch the Black Capital Access Program

OVER 1250 small-business owners and entrepreneurs attended over 110 virtual Business Bootcamps

$10 MILLION in deposits moved to Minority Depository Institutions

TOP 100 Top 100 Corporate Knights Most Sustainable Globally for three consecutive years

84% participation in first enterprise-wide employee engagement survey

41% of Comerica's U.S. employees are racial/ethnic minorities

65% of Comerica's U.S. employees are female

46% of Comerica's executive officers are women or racial/ethnic minorities

Data provided is for 2020, and all comparisons are to 2019 unless otherwise noted • See Comerica's 2020 Corporate Responsibility Report for more details • [1]Scope 1 & 2 real estate greenhouse gas emissions goal, which represents 99% of all Scope 1 & 2 emissions; based on 2012

2Q21 Review

Generating shareholder value while supporting our Communities

Comerica Bank

Community & Customer Support

Recognized as **one of the 50 most community-minded companies** in U.S. for 6th consecutive year by Points of Light

Named to **JUST Capital**'s list of **top 100** companies supporting healthy families & communities

Committed **$5 billion to small business** lending over 3 years

$2.5MM deposited into Asian American MDI (Minority Depository Institution)

$1.1B PPP loans completed forgiveness process in 2Q21

Sustainability Highlights

$1.2B in green loans & commitments as of 3/31/21; up 18% over 3/31/20

ESG Commitment:

- Provide **access to capital** focused on underserved communities, women, minorities & small businesses
- Promote a **diverse, inclusive & equitable workforce**
- Invest in **financial education** for underserved communities
- Address **climate change**
- Enhance **ESG-related product** & service solutions

Financial Performance

Revenue
($ in millions)



$718
$713
$749
2Q20
1Q21
2Q21

Earnings per Share[1]



$0.84
$2.43
$2.32
2Q20
1Q21
2Q21

6/30/21 • [1]Recast 2020 results. See Pension Plan Reconciliation slide

2Q21 Results

Strong credit quality & revenue growth

Comerica Bank

(millions, except per share data)	2Q21	1Q21	2Q20	Change From 1Q21	Change From 2Q20
Average loans	$49,828	$50,589	$53,498	$(761)	$(3,670)
Average deposits	75,520	71,392	64,282	4,128	11,238
Net interest income	465	443	471	22	(6)
Provision for credit losses	(135)	(182)	138	47	(273)
Noninterest income[1]	284	270	247	14	37
Noninterest expenses[1,2]	463	447	434	16	29
Provision for income tax[2]	93	98	28	(5)	65
Net income[2]	328	350	118	(22)	210
Earnings per share[2,3]	$2.32	$2.43	$0.84	$(0.11)	$1.48
Book Value per Share[4]	56.28	55.58	53.28		
Tier 1[5]	10.93%	11.62%	10.58%		
CET1[5]	10.35	11.02	9.99		

Key Performance Drivers 2Q21 compared to 1Q21

- **Loans:** growth in many businesses more than offset by National Dealer
- **Deposits:** up 6%
- **Net interest income:** 1Q21 $17MM lease residual adjustments
- **Reserve release:** Reserve ratio 1.44%, ex-PPP loans; Net recoveries; Criticized & nonaccrual loans down
- **Noninterest income:** Robust activity, including growth in card, commercial lending & fiduciary
- **Expenses:** supporting revenue generating activity
- **Capital:** Repurchased 5.9MM shares
- **ROE[6]** 17.10% & **ROA[7]** 1.50%

[1]Includes gains related to deferred comp plan of $6MM 2Q21, $3MM 1Q21, & $2MM 2Q20 • [2]Recast 2020 results. See Pension Plan Reconciliation slide • [3]Diluted earnings per common share • [4]Common shareholders' equity per share of common stock • [5]Reflects deferral of CECL standard impact as calculated per regulatory guidance • [6]Return on common shareholders' equity • [7]Return on average assets

Loans

Commitments increase $1.5B; Strong pipeline continues to grow

Comerica Bank


Loans
($ in billions)
53.5
52.0
51.4
50.6
49.8
50.6
50.2
3.26
3.13
3.20
3.09
3.25
2Q20
3Q20
4Q20
1Q21
2Q21
1Q21
2Q21
Average Balances
Period-end
Loan Yields

2Q21 compared to 1Q21

Average loans decreased $761MM

- $870MM National Dealer
- $287MM Mortgage Banker
+ $276MM General Middle Market
+ $207MM Environmental Services
+ $193MM Commercial Real Estate

Ex. PPP, Period-End loans up $613MM

+ $671MM General Middle Market
+ $355MM Environmental
+ $234MM CRE
- $484MM National Dealer

Paycheck Protection Program (PPP)

- $3.5B average loans, $117MM decrease
- $2.8B period-end loans, $967MM decrease

Loan yields increased 16 bps

+ 14 bps 1Q21 lease residual adjustment
+ 2 bps fees, incl. PPP accelerated fees ($15MM)
- Average 1-month LIBOR declined ~2 bps
- $13.3B average loan floors at average rate of 78 bps

Average Loans

Comerica Bank

Business Line	2Q21	1Q21	2Q20
Middle Market			
General	12.2	11.9	12.7
Energy	1.4	1.5	2.2
National Dealer Services	4.4	5.3	6.2
Entertainment	0.9	0.8	0.7
Tech. & Life Sciences	0.9	1.0	1.5
Equity Fund Services	2.7	2.6	2.3
Environmental Services	1.7	1.5	1.4
Total Middle Market	$24.2	$24.7	$27.0
Corporate Banking			
US Banking	3.0	3.0	3.5
International	1.4	1.3	1.5
Commercial Real Estate	6.9	6.7	6.7
Mortgage Banker Finance	2.9	3.2	3.3
Business Banking	4.0	4.1	4.0
Commercial Bank	$42.4	$42.9	$45.9
Retail Bank	$2.5	$2.6	$2.5
Wealth Management	$4.9	$5.1	$5.1
TOTAL	$49.8	$50.6	$53.5

By Market	2Q21	1Q21	2Q20
Michigan	$12.2	$12.3	$13.1
California	17.5	17.9	18.2
Texas	10.0	10.1	11.2
Other Markets[1]	10.1	10.2	11.0
TOTAL	$49.8	$50.6	$53.5

Business Loans as a % of Total Loans[2]
(percentages; 2Q21)


92
88
87
81
78
75
69
66
65
59
54
48
CMA
CFR
BOKF
ZION
FHN
SNV
KEY
RF
MTB
FITB
HBAN
CFG

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Source for peer data: S&P Global Market Intelligence

Deposits

Reached another record level

Comerica Bank


Deposits
($ in billions)
64.3
68.8
70.2
71.4
75.5
73.8
76.1
0.26
0.17
0.11
0.08
0.06
2Q20 3Q20 4Q20 1Q21 2Q21
Average Balances
1Q21 2Q21
Period-end
Deposit Rate¹

Average deposits increased $4.1B

- + $3.0B noninterest-bearing
- + $1.1B interest-bearing

Loan to deposit ratio² 66%

Total funding costs decrease to 7 bps³


Beneficial Deposit Mix
($ in billions; 2Q21 Average)
Retail Noninterest-bearing 11%
Commercial Noninterest-bearing 42%
Total $75.5
Retail Interest-bearing 25%
Commercial Interest-bearing 22%

2Q21 compared to 1Q21 • ¹Interest costs on interest-bearing deposits • ²At 6/30/2021 • ³Interest incurred on liabilities as a percent of average noninterest–bearing deposits and interest-bearing liabilities

Average Deposits

Comerica Bank

Business Line	2Q21	1Q21	2Q20
Middle Market			
General	$21.1	$20.4	$18.1
Energy	0.5	0.6	0.5
National Dealer Services	1.1	0.5	0.4
Entertainment	0.2	0.2	0.2
Tech. & Life Sciences	7.1	6.2	5.5
Equity Fund Services	1.1	0.9	0.8
Environmental Services	0.2	0.2	0.2
Total Middle Market	$31.3	$28.9	$25.7
Corporate Banking			
US Banking	3.2	3.1	2.4
International	2.2	2.3	1.8
Commercial Real Estate	1.9	1.9	1.8
Mortgage Banker Finance	0.8	0.9	0.8
Business Banking	4.3	4.1	3.8
Commercial Bank	$43.7	$41.1	$36.3
Retail Bank	$25.6	$24.3	$22.6
Wealth Management	$5.1	$4.8	$4.2
Finance / Other¹	$1.2	$1.1	$1.1
TOTAL	$75.5	$71.4	$64.3

By Market	2Q21	1Q21	2Q20
Michigan	$26.7	$25.7	$23.4
California	20.6	19.9	17.4
Texas	11.2	10.8	10.2
Other Markets²	15.9	14.0	12.2
Finance / Other¹	1.2	1.1	1.1
TOTAL	$75.5	$71.4	$64.3


Interest-bearing Deposit Costs³
(percentages)
0.06
0.11
CMA
Peer Avg.


Total Funding Costs³
(percentages)
0.07
0.18
CMA
Peer Avg.

$ in billions • Totals shown above may not foot due to rounding • ¹Finance/Other includes items not directly associated with the geographic markets or the three major business segments • ²Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • ³Source for peer data: S&P Global Market Intelligence

Energy Business Line

Improved credit quality



Period-end Loans
($ in millions)
2,086
50
374
1,662
1,835
46
338
1,451
1,600
44
261
1,295
1,366
19
270
1,078
1,320
18
277
1,025
2Q20
3Q20
4Q20
1Q21
2Q21
Services
Midstream
Exploration & Production

- Exposure $2.9B / 45% utilization
- Decrease in criticized, NALs & NCO
- Spring redeterminations 99% completed
  - Modest increase to borrowing bases
- Hedged 50% or more of production
  - At least one year: 84% of customers
  - At least two years: 43% of customers
- Focus on larger, sophisticated E&P companies
- E&P: 57% Oil, 19% Gas, 24% Oil/Gas

($ in millions; Period-end)	2Q21	1Q21	2Q20
Total PE loans	$1,320	$1,366	$2,086
% of total CMA	*2.6%*	*2.7%*	*3.9%*
Criticized[1]	$223	$389	$822
Ratio	*16.9%*	*28.5%*	*39.4%*
Nonaccrual	$52	$93	$102
Ratio	*4.0%*	*6.8%*	*4.9%*
Net charge-offs (recoveries)[2]	$(12)	$(1)	$45

6/30/21 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs (recoveries)

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with >100 relationships
- As of 2Q21:
  - Comerica: 67% purchase
  - Industry: 44% purchase[1]
- Strong credit quality
- No charge-offs since 2010
- Period-end loans: $3.8B (1Q21 $3.8B)



Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes[1]
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3,791
3,211
2,924
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21



MBA Mortgage Originations Forecast[1]
($ in billions)
1,050
862
605
516
623
2Q21
3Q21
4Q21
1Q22
2Q22
Purchase
Refinance

6/30/21 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 8/18/21; 2Q21 Actual

National Dealer Services

75+ years of floor plan lending

Franchise Distribution
(Based on period-end loan outstandings)



Honda/Acura 12%
Ford 8%
GM 6%
Fiat/Chrysler 7%
Mercedes 6%
Nissan/ Infiniti 3%
Other European 13%
Other Asian 14%
Other[1] 18%
Toyota/Lexus 13%
Total $4.2B

- Top tier strategy
- National scope with customers in 42 states
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality; Robust monitoring of company inventory & performance
- Floor Plan decreased due to supply chain constraints

Average Loans
($ in billions)



7.1
6.9
7.1
7.3
7.4
7.0
7.4
7.8
7.9
7.5
7.3
6.8
6.2
5.3
5.5
5.3
4.4
4.3
3.9
4.1
4.1
4.2
3.8
4.0
4.4
4.5
4.1
4.0
3.6
2.8
1.9
2.2
2.0
1.2
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
Floor Plan

6/30/21 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Commercial Real Estate Business Line

Very strong credit quality

Primarily Lower Risk Multifamily[1]
(Period-end)



Retail 9%
Office 9%
Single Family 3%
Other 2%
Land Carry 3%
Multi use 4%
Multifamily 48%
Industrial / Storage 22%
Total $6.3B

Multifamily by Class & Market[1]
(Period-end)



Class A 91%
Class $3.0B
Class B 8%
Low Inc. 1%
TX 32%
Market $3.0B
Other 19%
MI 5%
FL 2%
CA 42%

- Long history of working with well established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 50% of Multifamily & 53% of Industrial/ Storage are construction loans[1,2]
- Majority high growth markets within footprint:
  - 42% California
  - 32% Texas

Credit Quality
No significant net charge-offs since 2014
($ in millions)



72
119
100
100
99
1.1%
1.8%
1.5%
1.5%
1.4%
4
4
3
3
2
2Q20
3Q20
4Q20
1Q21
2Q21
NAL
Criticized[3]
% Criticized/Loans

6/30/21 • [1]Excludes CRE business line loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Technology & Life Sciences

Comerica Bank

~30 years of deep expertise & strong relationships with top-tier investors


Average Loans
($ in millions)
1,517
1,332
1,152
1,048
949
2Q20
3Q20
4Q20
1Q21
2Q21


Average Deposits
($ in millions)
5,471
5,946
5,888
6,216
7,093
2Q20
3Q20
4Q20
1Q21
2Q21

- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada


Customer Segment Overview[1]
(Approximate; 2Q21 Period-end loans)
Growth
53%
Total
$0.9B
Late Stage
31%
Early Stage
16%

6/30/21 • [1]Includes estimated distribution of PPP loans

Equity Fund Services

Comerica Bank

Strong relationships with top-tier venture capital & private equity firms

- Customized credit, treasury management & capital market solutions for venture capital & private equity firms
- Customers in the US & Canada
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans


Average Loans
($ in millions)
2,277
2,171
2,415
2,627
2,696
2Q20
3Q20
4Q20
1Q21
2Q21

6/30/21

Environmental Services Department

Comerica Bank

15+ years experience; Specialized industry, committed to growth

- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
  - Waste management firms which collect, transport, treat, recycle, process &/or dispose of waste
  - Recycling & renewable energy companies
- Insight & expertise with
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Landfill gas to energy; waste to energy
  - Acquisitions
  - Growth capital expenditures
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality



Average Loans
($ in millions)
1,444
1,446
1,419
1,476
1,683
2Q20
3Q20
4Q20
1Q21
2Q21

6/30/21

Credit Quality

Comerica Bank

Strong credit metrics; Reserve level remains healthy

- $11MM net recoveries (net charge-offs 1Q21 $3MM)
  - $ 8MM gross charge-offs (1Q21 $16MM)
  - $19MM recoveries (1Q21 $13MM)
- $405MM decrease in criticized loans
  - $166MM decrease in Energy criticized loans



Criticized Loans[1] Return to Pre-Covid level
($ in millions)
3,379
3,406
2,947
2,581
2,176
6.3
6.5
5.6
5.1
4.3
2Q20
3Q20
4Q20
1Q21
2Q21
% Criticized/Loans



Nonperforming Assets Decreased
($ in millions)
282
335
359
325
320
0.53
0.64
0.69
0.64
0.64
2Q20
3Q20
4Q20
1Q21
2Q21
% NPA/Loans



Reserves Continue to Decline
($ in millions)
1,066
1,038
992
807
683
2.15
2.14
2.03
1.72
1.44
1.99
1.98
1.90
1.59
1.36
2Q20
3Q20
4Q20
1Q21
2Q21
% ACL/Loans
%Ex-PPP

6/30/21 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

Credit Quality

Metrics remain strong

Comerica Bank

- Well-diversified, relationship-based portfolio
- Experienced managers with deep expertise
- Conservative underwriting standards
- Proactive, frequent customer dialogue
- Social distancing related customers performing better than expected

Net Charge-Offs (Recoveries)
(As a % of Average Loans)



(0.09) (0.07) (0.02) 0.04 0.09 0.15 0.19 0.22 0.24 0.27 0.28 0.28
CMA FHN ZION CFR KEY FITB MTB RF CFG SNV BOKF HBAN

NPA / Total Loans[1]
(percentage; 2Q21)



0.47 0.60 0.64 0.64 0.65 0.65 0.73 0.91 0.93 1.06 2.36
SNV ZION CMA FHN FITB CFG KEY HBAN RF BOKF MTB

ACL / Loans ex. PPP
(percentage; 2Q21)



1.22 1.44 1.44 1.54 1.66 1.68 1.69 1.74 1.75 2.07 2.15 2.22
ZION CMA KEY SNV BOKF FHN MTB CFR CFG RF HBAN FITB

Loan Loss Reserve to NPAs[1]
(times; 2Q21)



0.69 1.37 1.65 1.74 2.04 2.05 2.19 2.25 2.43 2.91 2.92
MTB BOKF KEY ZION CMA RF HBAN FHN CFG SNV FITB

6/30/21 • Source for peer data: S&P Global Market Intelligence • [1]CFR not available as of 9/10/21

Credit

Comerica Bank

"At risk" industries performing better than expected; remained well reserved

Social Distancing Loans[1]
($ in millions)



3,531 199 0.1% 2Q20
2,881 301 0.1% 3Q20
2,830 296 0.9% 4Q20
2,827 333 1.1% 1Q21
2,910 295 1.8% 2Q21
All Other Criticized Nonaccrual[2]

Auto Production Loans
($ in millions)



1,472 310 0.6% 2Q20
1,228 301 0.4% 3Q20
1,093 263 0.6% 4Q20
1,102 233 0.8% 1Q21
1,084 206 2.0% 2Q21
All Other Criticized Nonaccrual[2]

Leveraged Loans[3]
($ in millions)



2,092 373 0.7% 2Q20
2,177 400 0.8% 3Q20
2,188 349 0.7% 4Q20
2,269 342 0.6% 1Q21
2,296 234 0.5% 2Q21
All Other Criticized Nonaccrual[2]

Energy
($ in millions)



2,086 822 4.9% 2Q20
1,835 720 7.7% 3Q20
1,600 596 7.1% 4Q20
1,366 389 6.8% 1Q21
1,320 223 4.0% 2Q21
All Other Criticized Nonaccrual[2]

6/30/21: Period-End Loans, $ in millions. Excludes PPP loans • [1]Removed Casinos & Sports Franchise based on review of "at risk" segments in 3Q20 • [2]Period-end category nonaccrual loans / category loans • [3]Excludes leveraged loans included in other "at risk" categories of $340MM 2Q20, $300MM 3Q20, $250MM 4Q20, $230MM 1Q21 & $240MM 2Q21

Securities Portfolio

Comerica Bank

Lower yields on reinvestments weigh on portfolio yield


Securities Portfolio
($ in billions; Average)
12.6
13.9
14.9
14.9
15.4
15.6
15.8
9.8
9.8
10.2
10.3
11.1
11.0
12.0
2.41
2.13
1.95
1.89
1.82
2Q20 3Q20 4Q20 1Q21 2Q21
Average Balances
1Q21 2Q21
Period-end
Treasury Securities
Mortgage-backed Securities (MBS)
Securities Yields

Portfolio size increased

- $2.1B MBS purchases offset by $1.1B MBS repayments and $750M in Treasury maturities
- Goal: mitigate headwind from lower reinvestment yields by gradually deploying excess liquidity

Duration of 3.9 years[1]

- Extends to 5.4 years under a 200bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $92MM

Net unamortized premium of $73MM[2]

6/30/21 • [1]Estimated as of 6/30/21 • [2]Net unamortized premium on the MBS portfolio

Net Interest Income

Comerica Bank

NIM stable, 1Q21 residual adjustments offset by increase in excess liquidity


Net Interest Income
($ in millions)
471
458
469
443
465
2.50
2.33
2.36
2.29
2.29
2Q20
3Q20
4Q20
1Q21
2Q21
Net Interest Margin

$443MM	1Q21	2.29%
+ 18MM	**Loans**	+ 0.08
+ 17MM	1Q21 lease residual adj.	+ 0.08
+ 4MM	1 additional day	--
+ 2MM	Fees (incl. PPP)	+ 0.01
- 3MM	Balances	--
- 1MM	Rates	- 0.01
- 1MM	Nonaccrual activity	--
+ 1MM	**Securities**	- 0.01
+ 4MM	Balance	--
- 3MM	Rates	- 0.01
+ 1MM	**Fed Balances**	- 0.08
+ 2MM	**Deposit Rates**	+ 0.01
$465MM	2Q21	2.29%

2Q21 compared to 1Q21

Noninterest Income

Comerica Bank

Activity continues to be strong

Noninterest Income[1]
($ in millions)



247
252
265
270
284
2Q20
3Q20
4Q20
1Q21
2Q21

Increase of $14MM or 5%

- \+ $13MM Card Fees
- \+ $ 9MM Commercial Lending Fees (syndication)
- \+ $ 7MM Fiduciary Income
- \+ $ 3MM Deferred Comp (Other) (offset in noninterest expense)
- – $ 8MM Derivative Income[2] (includes -$9MM CVA)
- – $ 4MM Warrant Income (Other)
- – $ 2MM BOLI

Increase of $37MM or 15% over 2Q20

2Q21 compared to 1Q21 • [1]Includes gains (losses) related to deferred comp plan of $2MM 2Q20, $8MM 3Q20, $9MM 4Q20, $3MM 1Q21, $6MM 2Q21 (offset in noninterest expense) • [2]Combined customer derivative income and foreign exchange income. See 2Q21 press release for further detail

Noninterest Expenses

Comerica Bank

Costs well-controlled, supports revenue activity; Efficiency ratio improves

Noninterest Expenses[1,2]
($ in millions)



434
438
465
447
463
2Q20
3Q20
4Q20
1Q21
2Q21

Increased $16MM

- \+ $ 7MM Outside Processing
- \+ $ 5MM Litigation-related (other)
- \+ $ 3MM Advertising
- \+ $ 3MM Operational losses (other)
- – $ 5MM Salaries & benefits
  - – $16MM Annual Stock Comp
  - – $ 7MM Payroll taxes
  - \+ $ 5MM Performance-based incentives
  - \+ $ 3MM Annual merit
  - \+ $ 3MM Tech-related labor
  - \+ $ 3MM Deferred comp

Efficiency Ratio 62%, declined 89 bps

2Q21 compared to 1Q21 • [1]Includes gains (losses) related to deferred comp plan of $2MM 2Q20, $8MM 3Q20, $9MM 4Q20, $3MM 1Q21, $6MM 2Q21 (offset in noninterest income) • [2]Recast 2020 results. See Pension Plan Reconciliation slide

Capital Management

Comerica Bank

Maintaining strong capital base while returning excess to shareholders

CET1
(percentages)



9.8 9.9 10.0 10.3 10.3 10.4 10.4 10.4 10.7 11.3 12.0 13.6
SNV KEY HBAN CFG FHN CMA FITB RF MTB ZION BOKF CFR

Tier 1
(percentages)



10.9 11.0 11.3 11.5 11.6 11.8 11.9 11.9 12.0 12.1 12.2 14.2
CMA SNV KEY FHN CFG FITB RF MTB BOKF ZION HBAN CFR

Capital Management: Change in Common Shares[1]
(2Q21 vs 4Q20; percentages)



(3.8) (1.6) (1.3) (1.1) (0.8) (0.7) (0.7) (0.6) (0.3) 0.3 1.0
CMA KEY FITB ZION BOKF FHN SNV RF CFG MTB CFR

2Q21 • Source for peer data: S&P Global Market Intelligence • [1]HBAN excluded due to acquisition of TCF

LIBOR Transition

Comerica Bank

LIBOR to Alternative Reference Rate

Total Loans Interest Rate Basis
(2Q21; Period-end)



Fixed Rate[1] 26%
Prime-based 12%
$50.2B
LIBOR-based 62%

Commercial Loans Maturing
(2Q21; Period-end)



Before 6/23 55%
$45.7B
After 6/23 45%

LIBOR Transition Status

- Impacted products: loans, securities & derivatives
- Timeline:
  - 9/20: started issuing SOFR based ARMs
  - 7/1/21: Operationally ready to issue new SOFR-based cash & derivative products
  - 9/1/21: BSBY & term SOFR commercial loans offered
  - 4Q21: Cease originating LIBOR-based products
  - 6/30/23: LIBOR rates will no longer be supported
- Significant progress towards contract remediation for legacy LIBOR loans
- Continue to:
  - Communicate & educate customers & colleagues
  - Align with industry & regulatory guidelines regarding LIBOR cessation
  - Monitor market developments on alternative replacement rates & industry practices

6/30/21 • For a discussion of the various risks facing the Corporation in relation to the transition away from LIBOR, see the market risk discussion within "Item 1A. Risk Factors" beginning on page 13 of the Corporation's Annual Report on Form 10-K for the year ended 12/31/20 • [1]Fixed rate loans include $5.25B receive fixed/pay floating (30-day) LIBOR interest rate swaps

Pension Plan Reconciliation

Comerica Bank

Effective January 1, 2021, the Corporation elected to change the accounting methodology for determining the market-related value of assets for certain classes of assets in the qualified defined benefit pension plan. The change in accounting methodology is applied retrospectively to all prior periods presented in the consolidated financial statements. The following table reconciles the impact of the change to the qualified defined benefit plan.

Decreased Other Comprehensive Income & increased Retained Earnings by $92MM for 2Q21

(millions, except per share data)	4Q20	3Q20	2Q20	1Q20
Consolidated Statement of Comprehensive Income				
Other noninterest expenses:				
As reported	$23	$23	$25	$25
Effect of accounting change	(8)	(8)	(6)	(8)
Recast	**$15**	**$15**	**$19**	**$17**
Provision (benefit) for income taxes:				
As reported	$63	$48	$27	$(21)
Effect of accounting change	2	2	1	2
Recast	**$65**	**$50**	**$28**	**$(19)**
Net income (loss):				
As reported	$215	$211	$113	$(65)
Effect of accounting change	6	6	5	6
Recast	**$221**	**$217**	**$118**	**$(59)**
Diluted earnings (losses) per common share:				
As reported	$1.49	$1.44	$0.80	$(0.46)
Effect of accounting change	0.04	0.04	0.04	0.04
Recast	**$1.53**	**$1.48**	**$0.84**	**$(0.42)**

Holding Company Debt Rating

Comerica Bank

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	A-	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
Zions Bancorporation	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 9/3/21 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank